Inventories	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
Inventories	4.4. Inventories
Accounting policies
Inventories are measured at the lower of cost and net
realizable value. Cost is determined using standard cost,
which approximates actual cost on a first-in first-out
(FIFO) basis. In addition to the cost of materials and
direct labor, an appropriate proportion of production
overheads is allocated to the cost of inventory. Net
realizable value is the estimated selling price in the
ordinary course of business less the estimated costs
necessary to make the sale.
Contract work in progress comprises costs incurred to
date for customer contracts where the contractual
performance obligations are not yet satisfied. Contract
work in progress will be recognized as cost of sales when
the corresponding revenue is recognized.

EURm	2024	2023
Raw materials and semi-finished goods	708	1 156
Finished goods	930	980
Contract work in progress	525	583
Total	2 163	2 719
Inventories recognized as an expense during the year in
respect of continuing operations was EUR 5 050 million in 2024
(EUR 7 115 million in 2023 and EUR 7 709 million in 2022).
During the year write-downs of inventories to net realizable value totaled EUR 259 million (EUR 287 million in 2023 and
EUR 261 million in 2022) and reversals of previous inventory write-downs totaled EUR 54 million (EUR 88 million in 2023
and EUR 98 million in 2022). The write-downs and reversals
of previous write-downs have been included in cost of sales.
Previous write-downs have been reversed primarily as a result of changes in estimated customer demand.
The amount of inventories expected to be recovered after
more than 12 months was EUR 464 million at 31 December
2024 (EUR 666 million in 2023).